Balanced Fund Ticker Symbol: MAPOX	Summary Prospectus April 30, 2019

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  The current statutory Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2019, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at http://www.mairsandpower.com or call 1-800‑304-7404.

IMPORTANT NOTE: Beginning in February 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Mairs & Power Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Mairs & Power Funds or from your Financial Intermediary. Instead, the reports will be made available on the Mairs & Power Funds’ website, and you will be notified each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically for the Mairs & Power Funds, you will not be affected by this change and you need not take any action.

Mairs & Power Funds Direct Shareholders
You may elect to receive shareholder reports and other communications electronically or in paper from the Mairs & Power Funds by electing one of the following options:
1. Receive Fund Communications by Email: Contact Shareholder Servicing at (800) 304-7404 or consent through the direct shareholder portal online at www.mairsandpower.com. You may also elect to receive account statements, tax forms and confirmations through this means.
2. Receive Fund Communications by Mail: Contact Shareholder Servicing at (800) 304-7404. You may elect to continue receiving paper copies of the shareholder reports and other communication, free of charge, by contacting Shareholding Servicing at (800) 304-7404 or your financial intermediary.

Mairs & Power Funds Shareholder through a Financial Intermediary (such as broker-dealer or bank)
Contact your Financial Intermediary to make your election. Your election will apply to all Mairs & Power Funds held through your Financial Intermediary.

Investment Objective
Mairs & Power Balanced Fund’s (the Fund) fundamental objective is to provide capital growth, current income and preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.72%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and you then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$74	$230	$401	$894

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9.01% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests primarily in U.S. common stock and other securities convertible into common stock as well as fixed income securities such as corporate bonds and U.S. Government securities. The Fund may also invest in securities of foreign issuers which are listed on a U.S. stock exchange or are represented by American Depositary Receipts (ADRs).  In selecting equity securities for the Fund, the Fund’s investment adviser, Mairs & Power, Inc. (the Adviser) gives preference to holdings in high quality companies, which are characterized by earnings that are reasonably predictable, have a return on invested capital that is above-average, have a durable competitive advantage and have financial strength. The Adviser focuses generally on companies located in Minnesota and other states in the Upper Midwest region of the U.S. (which the Adviser considers to be the states of Illinois, Iowa, Minnesota, North Dakota, South Dakota and Wisconsin).  Some emphasis is placed on small cap companies (companies with a market capitalization of less than two billion dollars at the time of initial purchase) and mid cap companies (companies with a market capitalization between two and ten billion dollars at the time of initial purchase). In selecting fixed income securities for the Fund, the Adviser gives preference to higher rated investment-grade fixed income securities (rated Baa or better by Moody’s Investors Service or rated BBB or better by Standard & Poor’s). Lower rated convertible and non-convertible debt securities may be purchased if, in the opinion of the Adviser, the potential rewards outweigh the incremental risks.  Lower rated debt securities may include debt securities rated below investment-grade (also known as “high yield” or “junk bonds”). The Adviser seeks to keep the Fund’s assets reasonably fully invested, to maintain modest portfolio turnover rates and to moderate risk by investing in a diversified portfolio of equity and fixed income securities.

The Adviser may sell the Fund’s portfolio securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks of Investing in the Fund

All investments have risks. The Fund is designed for long-term investors. You should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. The Fund cannot provide assurance that it will achieve its objective. Loss of money is a risk of investing in the Fund. The main risks of investing in the Fund are:

Market Conditions
The Fund’s investments are subject to market risk, which may cause the value of the Fund to decline. Equity securities are generally subject to greater risk than fixed income securities in adverse market conditions. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Fund Management
Active management by the Adviser in selecting and maintaining a portfolio of securities that will achieve the Fund’s investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.

Common Stock
Common stocks held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions. The Fund could lose money if a company in which it invests becomes financially distressed.

Fixed Income Risk
Risks related to fixed income investments include credit risk, interest rate risk, duration risk, and call risk, among others.  Credit risk is the risk that the issuer of a debt security will fail to make interest and principal payments when due.  Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to an increase in market interest rates.  Duration risk is the risk that longer term securities may result in greater price fluctuations for the Fund as they are more sensitive to interest rate changes than shorter term securities.  Call risk is the risk that an issuer, especially during a period of falling interest rates, may call (redeem) a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Convertible Debt Securities
Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price.  Consequently, the value of the convertible security may be exposed to the market risk of the underlying stock, interest rate risk and the credit risk of the issuer.

Debt Securities Rated Less than Investment-Grade
These securities have a higher degree of credit risk than investment-grade securities. Companies that issue these lower rated securities (also known as “high yield” or “junk bonds”) are often highly leveraged and traditional methods of financing may not be available to them. Also, market values of lower rated securities may be more sensitive to developments which affect the individual issuer and to general economic conditions.

Government Obligations Risks
No assurance can be given that the U.S. Government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. Government. While the U.S. Government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as Fannie Mae and Freddie Mac, no assurance can be given that it will always do so.

Securities of Foreign Issuers and ADRs
There are certain risks in securities of foreign issuers which are not associated with domestic securities. These risks, among others, include political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company.

Small Cap and Mid Cap Securities
Small cap and mid cap companies may have a shorter history of operations and be less diversified with respect to their product line. Stocks of these companies tend to be more volatile and less liquid than large company stocks.

Minnesota/Upper Midwest Geographic Risk
The Adviser focuses generally on securities of companies that are located in the Upper Midwest region of the U.S. The Fund typically emphasizes companies located in Minnesota, in particular. The Fund may be impacted by events or conditions affecting the region to a greater extent than if the Fund invested in more geographically diverse investments.  For example, political and economic conditions and changes in regulatory, tax or economic policy in a state or region could affect the economy or particular business operations of companies located in the state or region.

Performance

Risk/Return Bar Chart and Table
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year over a 10-year period. Both the chart and the table assume that all distributions have been reinvested. The Fund is the successor to Mairs and Power Balanced Fund, Inc. (the Predecessor Fund), which was reorganized into the Fund effective December 31, 2011. The performance information for periods before December 31, 2011 reflects the historical performance of the Predecessor Fund. Visit the Fund’s website at www.mairsandpower.com, or call 800-304-7404 for current performance figures. Past performance of the Fund, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Returns as of December 31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Highest Quarter	2nd Quarter, 2009	13.47%
Lowest Quarter	3rd Quarter, 2011	-10.15%

Average Annual Total Returns
The following table shows how the Fund’s average annual returns before and after taxes for one, five and ten years compare to those of the Composite Index, the S&P 500 Total Return Index and the Bloomberg Barclays U.S. Government/Credit Bond Index. The Composite Index reflects an unmanaged portfolio comprised of 60% of the S&P 500 Total Return Index and 40% of the Bloomberg Barclays U.S. Government/Credit Bond Index.

The unaudited after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Average Annual Total Returns
(For the periods ended December 31, 2018)	1 year	5 years	10 years
Return Before Taxes	-2.80%	5.00%	9.87%
Return After Taxes on Distributions	-4.09%	3.90%	8.87%
Return After Taxes on Distributions and Sale of Fund Shares	-0.93%	3.68%	7.85%
Composite Index (reflects no deduction for fees, expenses or taxes)	-2.52%	6.24%	9.42%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.12%
Bloomberg Barclays U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	-0.42%	2.53%	3.46%

Management
The Fund employs Mairs & Power, Inc. to manage the Fund’s investment portfolio. The Fund’s portfolio managers are as follows:

Name/Primary Title with Fund	Primary Title with Adviser	Tenure with the Fund	Tenure with the Adviser*
Kevin V. Earley, Lead Portfolio Manager	Investment Manager	Lead Portfolio Manager of the Fund since April 1, 2018; Co-Manager of the Fund from 2015 to April 1, 2018	Since 2013
Ronald L. Kaliebe, Co-Manager	Senior Vice President
Co-Manager of the Fund from 2006 until 2013 and April 1, 2018 to present; Lead Portfolio Manager of the Fund from 2013 to April 1, 2018. Mr. Kaliebe will be retiring as Co-Manager of the Fund effective June 30, 2019
Since 2001
Robert W. Thompson, Co-Manager	Investment Manager	Co-Manager of the Fund since April 1, 2018	Since 2016
*Tenure with the Adviser is the year each individual started with the Adviser and may not align with primary title with the Adviser.

Purchase and Sale of Fund Shares
The minimum initial and subsequent investment amounts offered by the Fund are:

Type of Account	Minimum Investment	Subsequent Investment
Regular	$2,500	$100
IRA	$1,000	$100

You may purchase, exchange or redeem Fund shares directly through the Fund’s transfer agent by writing or calling:

Mairs & Power Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 800-304-7404

Qualifying shareholders may also purchase, exchange or redeem Fund shares online at www.mairsandpower.com.

Fund transactions may be made on any day the New York Stock Exchange is open for business. Investors who wish to purchase or redeem Fund shares through a bank, broker-dealer, financial adviser or recordkeeper (Financial Intermediary) should contact the Financial Intermediary directly for information relating to the purchase or sale of Fund shares.

Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a Financial Intermediary, the Fund and/or the Adviser may pay a fee to the intermediary for sub-transfer agent and other administrative services. The Adviser may also pay the intermediary for the sale of Fund shares and other services, although payment for the sale of Fund shares is not a current practice for the Adviser. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in the Fund, which are not reflected in the fee table or expense example.  Ask your salesperson or visit your Financial Intermediary’s website for more information.